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                               COLLATERAL MORTGAGE
                       AND COLLATERAL ASSIGNMENT OF LEASES

        BE IT KNOWN, that on the 27th day of September, 1994,

        BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in for the Parish of Orleans, State of Louisiana, and in the presence of the undersigned competent witnesses:

PERSONALLY CAME AND APPEARED:

ZAPATA PROTEIN (USA), INC. a Virginia Corporation (hereinafter sometimes referred to as "Mortgagor") appearing herein by and through its authorized officer, duly authorized to act herein by resolutions by its Board of Directors, a certified copy of which is attached hereto and made a part hereof, marked as Exhibit "A", who declared unto me, Notary, that Mortgagor is justly and truly indebted unto any future holder or holders of the Note (as hereinafter defined) in the principal sum of ONE MILLION, FIVE HUNDRED EIGHTY-SEVEN THOUSAND, SIX HUNDRED THIRTY-SIX AND 00/100 ($1,587,636.00) DOLLARS. To evidence such indebtedness, Mortgagor has executed, under the date of these presents, one certain promissory note (the "Note") for the said sum of ONE MILLION, FIVE HUNDRED EIGHTY-SEVEN THOUSAND, SIX HUNDRED THIRTY-SIX AND 00/100 ($1,587,636.00) DOLLARS made payable to Bearer, due on demand at the offices of United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Washington, D.C., 20235, and bearing at the rate of eighteen (18%) percent per annum from the date hereof until paid, and ten (10%) percent attorneys' fees, which Note, after having been paraphed "Ne Varietur" by me, Notary, for identification, herewith, was delivered to Mortgagor, who acknowledges the receipt thereof. A copy of the Note is attached hereto and made a part hereof, marked as Exhibit "B".

Mortgagor further declared that the Note is given and this Mortgage is granted for the purpose of being used as collateral security by Mortgagor to secure any liability, indebtedness or obligation due any future holder or holders of the Note, direct of contingent. The Note may be issued and pledged by Mortgagor as its interest and convenience may require, to secure loans and advances made or to be made or to secure the debt of Mortgagor of any third party. Upon the payment of said indebtedness, the Note may be returned to Mortgagor without extinguishment of the Mortgage herein granted, and may, at any time and as many times thereafter as the interest of Mortgagor may require, be again reissued or repledged by Mortgagor as collateral security, and this Mortgage shall be and remain in full force and effect to secure the Note until the Note has been cancelled on its face and this mortgage has been released of record. As used herein, the term "Mortgagee" shall mean any future holder or holders of the Note, whether one or more.

        In case the Note should be placed in the hands of an attorney-at-law to institute legal proceedings to recover the amount thereof or any part thereof, in principal or interest, or to protect the interests of the holder or holders thereof, or in case the same should be placed in the hands of an attorney for collection, compromise or any other action, Mortgagor hereby agrees to pay the fee of the attorney who may be employed for that purpose, which fee shall be reasonable




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attorneys fees or ten (10%) percent of the amount due or sued for or claimed or sought to be protected, preserved or enforced.

        Now, in order to secure the payment of the said indebtedness evidenced by the Note, together with all interest, attorneys' fees and costs, the Mortgagor does, by these presents, specifically mortgage, affect and hypothecate unto and in favor of the Mortgagee, whether the Note is held as an original obligation or in pledge, the following property:

                                       I.

The lands and leasehold estates more fully described on Exhibit "C" attached hereto and made a part hereof for all purposes, and any after-acquired title to any of the foregoing (the "Land").

                                       II.

All of the buildings, structures, improvements and other constructions, of every kind and nature now or hereafter situated upon, affixed to or attached to the Land, together with all component parts thereof.

        SUBJECT, however, to the condition that the Mortgagee shall not be liable in any respect for the performance of any covenant or obligation of the Mortgagor in respect of the Mortgaged Properties.

Should a limited fisheries access system be initiated at some future date under which the Debtor [Zapata Protein (USA), Inc.] is granted a transferable fishery conservation and management allocation (including, but not limited, to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right [however characterized] of whatsoever nature) affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to the Security Agreement the Debtor agrees that it shall grant to Secured Party (Secretary of Commerce) a full senior security interest in such allocation by whatsoever means deemed by the Secured Party (in its sole discretion) to be appropriate (including, but not limited to, the Debtor's execution of security agreements and the filing of financing statements under the U.C.C.) Further, if the Debtor fails to do so, the Debtor agrees that the Secured Party may (in its sole discretion) use, for the purpose of executing, delivering, and otherwise perfecting whatever documents may be required to perfect the grant to Secured Party of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Secured Party by the Security Agreement.

        Overdue guarantee fees under any New Guaranteed Note shall, beginning with the first day such guarantee fees are due but unpaid, be added to the principal of the First or Second Note corresponding with such New Guaranteed Note, earn interest at the same rate as specified in the First or Second Note for overdue principal, and be secured by the Security Agreement, and will be due under the note and secured by this mortgage. This shall not be deemed to have waived any of the Secured Party's rights under the Security Agreement and such overdue guarantee fees shall remain due and payable on their originally scheduled date.




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As additional security for the payment of the Note and the payment of all indebtedness secured by a pledge of the Note, up the aggregate amount of ONE MILLION, FIVE HUNDRED EIGHTY-SEVEN THOUSAND, SIX HUNDRED THIRTY-SIX AND 00/100 ($1,587,636.00) DOLLARS at any one time outstanding, Mortgagor hereby (a) pledges and assigns unto Mortgagee all of the Mortgagor's right, title and interest in and to all leases ("Leases") presently or hereafter granted and bearing against the Mortgaged Property, or any part thereof, and (b) pledges, pawns and assigns unto Mortgagee all of the rentals, income, profits or other sums ("Rents") due or becoming due under the Leases; provided, however, Mortgagor is hereby granted a license to exercise all of the Mortgagor's rights under the Leases and to collect the Rentals so long as no Event of Default hereunder shall have occurred or be continuing. If at any time an Event of Default hereunder shall occur or continue, Mortgagee may, at Mortgagee's option, give written notice to all lessees under the Leases of such default by Mortgagor, thereby terminating the license hereby granted to Mortgagor, and Mortgagee may enter upon and take possession of the leased premises, and perform all acts necessary for the operation and the maintenance of the said premises in the same manner and to the same extent that the Mortgagor might reasonably so act, such entry or taking possession to be made by actual entry or possession or by written notice served personally upon or sent by certified mail to Mortgagor, and no further authorization shall be required. In furtherance thereof and no by way of limitation, Mortgagee is specifically empowered to demand, sue for, collect or receive all of the Rents which shall be paid by the lessees under the Leases; and to exercise all of the rights and privileges of Mortgagor under the Leases, including, but not limited to, the right to fix or modify the amount of Rents. Mortgagor irrevocably consents that all lessees under the Leases, upon demand and notice from Mortgagee of Mortgagor's default hereunder, shall be authorized to pay the Rents under the Leases directly to Mortgagee without liability of said lessees for the determination of the actual existence of any default by Mortgagor claimed by Mortgagee, said lessees being hereby expressly relieved of any and all duty, liability, and obligation to Mortgagor in connection with any and all Rents so paid. Mortgagee shall apply the net amount of the Rents collected after payment of all proper costs and charges, as a credit against the indebtedness secured hereby. Mortgagor agrees to indemnify and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may incur under the Leases by reason of this pledge and assignment, and nothing herein contained shall be construed to bind Mortgagee to the performance of any of the terms and provisions contained in the Leases, or otherwise to impose any obligation on Mortgagee. The pledge and assignment granted here is made pursuant to the provisions of La. R.S. 9:4401.

        An Event of Default hereunder shall be if Mortgagor fails or refuses to pay any amounts due and owing under the Note upon demand.

        And Mortgagor acknowledges the obligation secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon, if said obligations are not paid at maturity, in favor of Mortgagee and does by these presents consent, agree and stipulate that in the event the Note or any interest hereon not being punctually paid when demanded by Mortgagee, the Note, at the option of Mortgagee, shall ipso facto mature and become due and payable, anything therein contained to the contrary notwithstanding, and it shall be lawful for and the Mortgagor does hereby authorize Mortgagee without making a demand or putting Mortgagor in default, a putting in default being expressly waived, to cause all and singular the Mortgaged Property to be seized




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and sold after due process of law, Mortgagor waiving the benefit of any and all laws or parts of laws relative to the appraisement of the property seized and sold under executory process or other legal process, and consenting that the Mortgaged Property be sold without appraisement, either in its entirety or in lots or parcels, as Mortgagee may determine, to the highest bidder for cash or on such terms as the plaintiff in such proceedings may direct.

        Mortgagor expressly authorizes and agrees that Mortgagee shall have the right to appoint a keeper of the Mortgaged Property pursuant to the terms and provisions of La. R.S. 9:5136.

      Mortgagor hereby waives (a) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws concerning the same; (b) the demand and three (3) days notice of demand as provided in Articles 2639 and 2721 of the Louisiana Code of Civil Procedures; (c) the notice of seizure provided for in Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and (d) the three (3) days delay provided for in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; Mortgagor expressly agrees to the immediate seizure of the Mortgaged Property in the event the suit hereon; and Mortgagee shall be entitled to all of the rights and remedies provided for in R.S. 9:5351 et seq.

      The parties hereto waive the production of Mortgage, Conveyance, and Paving Ordinance Certificates and relieve and release me, Notary, from all responsibility and liability in connection therewith.

NOW INTERVENES, the undersigned intervenor, who hereby accepts this Mortgage on behalf of Mortgagee.

        THUS DONE AND PASSED in multiple originals on the day, month and year first above written, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said Appearers, and me, Notary, after reading of the whole.

                                                   ZAPATA PROTEIN (USA), INC.

WITNESSES:
                                                   BY:
                                                      --------------------------
---------------------------------
                                                   TITLE:
                                                         -----------------------

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                                                   INTERVENOR


                                    --------------------------------
                                    NOTARY PUBLIC



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